UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 26, 2007

                       (Date of earliest event reported):


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       0-22196                     13-3475943
  (State or other           (Commission File Number)         (I.R.S. Employer
   jurisdiction                                             Identification No.)
 of incorporation)


         Three University Plaza                                    07601
          Hackensack, NJ 07601                                   (Zip Code)
(Address of principal executive offices)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ----------------------------------------------

       On April 26, 2007, Innodata Isogen, Inc. issued a press release in the form furnished as Exhibit 99.1.

       In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

(d)               Exhibits

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99.1    Press release of Innodata Isogen, Inc.       |      Filed Herewith
        dated April 26, 2007                         |
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                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   INNODATA ISOGEN, INC.


Date:  April 26, 2007                              By:   /s/ Steven L. Ford
                                                        ------------------------
                                                        Steven L. Ford
                                                        Executive Vice President
                                                        Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Description

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99.1    Press release of Innodata Isogen, Inc.       |      Filed Herewith
        dated April 26, 2007                         |
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